UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)  March 28, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)

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            Delaware                           1-14168                          13-3781263
(State or other jurisdiction of              (Commission             (IRS Employer Identification No.)
         incorporation)                       File Number)
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                       139 Centre Street,                            10013
                       New York, New York
            (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)




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Form 8-K, Current Report
Globix Corporation
Commission File No.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
            ----------


          Exhibit Number                     Description
          --------------                     -----------

          Exhibit 99.1                       Press release dated March 28, 2003.


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On March 28, 2003, Globix Corporation issued a press release announcing its financial results for its first quarter of fiscal year 2003, which ended December 31, 2002, as well as fiscal year 2002 which ended September 30, 2002. A copy of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 28, 2003                  Globix Corporation

                                       By:      /s/ Robert Dennerlein
                                               -----------------------
                                                Name:  Robert Dennerlein
                                                Title:  Vice President and
                                                        Corporate Controller

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